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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 25, 2005, in the Registration Statement (Form S-1) and related Prospectus of Caribou Coffee Company, Inc. and Affiliates dated July 19, 2005.

                                                        /s/ Ernst & Young LLP

Atlanta, Georgia
July 18, 2005